VANGUARD
SELECTED VALUE
PORTFOLIO

Semiannual Report - April 30, 1998

[PHOTO]

[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

        We recognize that it is our crew members--more than 7,000 highly motivated men and women--who form the cornerstone of our operations. We could not survive long--let alone prosper--without them. That's why we chose this fiscal year's fund reports to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

        But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

        They, along with the rest of our valiant crew, look forward to serving you in the years ahead.

[PHOTO]                  [PHOTO]

John C. Bogle            John J. Brennan
Senior Chairman          Chairman & CEO

CONTENTS

A MESSAGE TO OUR SHAREHOLDERS ...........   1
THE MARKETS IN PERSPECTIVE ..............   3
REPORT FROM THE ADVISER .................   5
PERFORMANCE SUMMARY .....................   7
PORTFOLIO PROFILE .......................   8
FINANCIAL STATEMENTS ....................  10

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

Large-capitalization stocks thundered into record territory during the six months ended April 30, 1998, the first half of Vanguard Selected Value Portfolio's fiscal year. The Standard & Poor's 500 Composite Stock Price Index provided another huge gain, +22.5% during the period. Mid-cap stocks were left in the wake of the Index, with a return of +16.9%. Our Portfolio provided a total return of +8.9%--a generous half-year by historical standards, but far behind the overall mid-cap market and a peer group of mutual funds.

        The table at right compares the Portfolio's total return (capital change plus reinvested dividends) for the six months with those of the average mid-cap fund and the unmanaged Russell Midcap Index, against which we measure our performance.

-----------------------------------------------------------------
                                                 TOTAL RETURNS
                                                SIX MONTHS ENDED
                                                 APRIL 30, 1998
-----------------------------------------------------------------
Vanguard Selected Value Portfolio                    + 8.9%
-----------------------------------------------------------------
Average Mid-Cap Fund                                 +14.4%
-----------------------------------------------------------------
Russell Midcap Index                                 +16.9%
-----------------------------------------------------------------

        The Fund's total return is based on an increase in net asset value from $12.98 per share on October 31, 1997, to $13.55 per share on April 30, 1998, with the latter figure adjusted for a dividend of $0.05 per share paid from net investment income and a distribution of $0.46 per share paid from net realized capital gains.

THE PERIOD IN REVIEW

The U.S. economy's performance during the six months ended April 30 was, quite simply, astounding. The economy's overall output rose at an impressive 4.8% annual pace in the January-March period, even though a stronger U.S. dollar and economic turmoil in Asia began to crimp the U.S. manufacturing sector by making exports more expensive and reducing the cost of imported goods. The nation's unemployment rate fell to 4.3% in April, the lowest rate in more than 28 years. Remarkably, the strong job market and robust expansion in economic activity did not push up prices; key inflation measures actually showed a slowing in price increases.

        Financial markets flourished in this ideal environment--and not just stocks. Interest rates declined by roughly 20 basis points (0.20 percentage point) on balance during the six months, engendering modest price increases in bonds. The Lehman Brothers Aggregate Bond Index, a good measure of the overall taxable bond market, returned +3.6%. The yield on 3-month U.S. Treasury bills was 4.97% on April 30, nearly one-quarter percentage point below the 5.20% level at which it began the half-year.

        In the stock market, investor confidence--some would say overconfidence--was evident. Prices surged despite lackluster growth in corporate profits and uncertainty about the longer-term effects of Asia's financial and economic woes on the U.S. economy. The S&P 500 Index rose during each month of the period, and its six-month total return of +22.5% was equal to approximately two years' worth of returns at the long-term annual average of about +11% for stocks.

        Among mid-cap stocks, the feast was less hearty. The Russell Midcap Index increased +16.9% during the six months and the average mid-cap fund returned +14.4%. In comparison to the Index, the Selected Value Portfolio's performance was hurt most by our much heavier weighting in producer durables (21% of the Portfolio on average during the period versus 5% of the Index), one of the mid-cap market's relative laggards during the half-year. We also were hampered by our lighter weightings in the period's leading sectors--consumer discretionary (9% of the Portfolio on average during the half-year versus 17% of the Index) and financial services (5% versus 22%). In addition, some of the stocks selected by our adviser, particularly in the producer durables sector, took a tumble because of their Asian exposure. Those stocks we held in consumer discretionary, technology, and health care also trailed their sectors in the Index, and superior selections in the auto & transportation and materials & processing sectors couldn't bridge the gap.

        Such relative shortfalls, though disappointing in the short term, must be expected periodically for a concentrated Portfolio of only about 30 stocks that typically are chosen because they are out of favor with investors and often are in challenging special situations. Returns from such a strategy may diverge significantly--both above and below--from the returns of the overall market over periods of a year or even longer. We believe that Selected Value Portfolio shareholders--and investors in stock funds generally--should have a long-term horizon. Prices can move substantially over short periods--and not always to the upside.

IN SUMMARY

Investors in stocks in the past few years have enjoyed truly historic gains. Since April 30, 1995, the S&P 500 Index has produced a cumulative return just shy of +130%. That works out to an annualized return of +32%, or nearly three times the long-term average for U.S. stocks. We emphasize that such outsized returns cannot be expected to continue indefinitely. Indeed, investors in stocks are sure to encounter downturns--possibly severe ones--from time to time.

        Because the risks of stocks, like their returns, can be sizable, we recommend that investors hold balanced portfolios of stock funds, bond funds, and money market funds in proportions suitable to each person's financial situation, investment goals, and tolerance of risk. Such a balanced portfolio helps investors to "stay the course" toward their investment objectives, whether the financial markets provide smooth or stormy sailing.


/s/ JOHN C. BOGLE                                /s/ JOHN J. BRENNAN

John C. Bogle                                    John J. Brennan
Senior Chairman                                  Chairman and
                                                 Chief Executive Officer

May 20, 1998

THE MARKETS IN PERSPECTIVE
Six Months Ended April 30, 1998

Financial markets, it is said, don't like surprises. But when the surprises are positive--remarkably strong economic growth coupled with conspicuously tame inflation--the markets seem to cope quite nicely. So it was during the half-year ended April 30, when the good times kept rolling for U.S. stock and bond markets. The stock market produced half-year returns that would have been excellent even for a full year. The bond market, helped by lower interest rates, generated solid returns.

        Plentiful jobs--the nation's unemployment rate fell in April to a 28-year low of 4.3%--and rising wages clearly put American households in a buying mood. (The stock market's big gains, by pumping up millions of families' investment accounts, certainly didn't dampen spirits either.) With strong spending by consumers leading the way, the U.S. economy grew at an annual rate of about 4%, even after adjusting for inflation.

        Although most economists believe that sustained growth in excess of 3% is bound to be inflationary, evidence to support the theory has been scarce of late. Consumer prices rose just 0.6% during the six months, and the Consumer Price Index was up a relatively benign 1.4% for the 12 months ended April 30, 1998. Wholesale prices declined 1.2% during the past year. Stiff competitive pressure, including an increasing flow of imported products and materials, appears to be keeping the lid on prices, despite the bubbling economy.

---------------------------------------------------------------------------------------------
                                                                  TOTAL RETURNS
                                                          PERIODS ENDED APRIL 30, 1998
                                                    -----------------------------------------
                                                    6 MONTHS         1 YEAR          5 YEARS*
---------------------------------------------------------------------------------------------
EQUITY
    S&P 500 Index                                     22.5%           41.1%           23.2%
    Russell 2000 Index                                11.9            42.4            18.5
    MSCI EAFE Index                                   15.6            19.2            10.4
---------------------------------------------------------------------------------------------
FIXED INCOME
    Lehman Aggregate Bond Index                        3.6%           10.9%            6.9%
    Lehman 10-Year Municipal Bond Index                2.5             9.0             6.6
    Salomon Brothers Three-Month
       U.S. Treasury Bill Index                        2.6             5.3             4.9
---------------------------------------------------------------------------------------------
OTHER
    Consumer Price Index                               0.6%            1.4%            2.4%
---------------------------------------------------------------------------------------------

*Annualized.

        Economic troubles in Asia--where currency and banking crises are afflicting several nations--have resulted in lower prices for many imported goods and are being blamed by some U.S. companies for cutting into profits. But Asia's problems haven't spooked U.S. consumers and investors, and have only slightly slowed the domestic economy's powerful momentum.

U.S. EQUITY MARKETS

Wall Street sprinted to record heights during the half-year. The gains were broad-based, although the big blue chip stocks again led the way.
Large-capitalization stocks, as represented by the S&P 500 Index, returned 22.5%, nearly double the 11.9% return on the small-cap Russell 2000 Index.

        Lower interest rates supported stock prices by making interest-bearing investments relatively less attractive to investors looking for a place to put new cash. The good inflation news helped, too. Even so, the size of the market's gains was surprising in light of an evident slowing in the growth rate for corporate profits. Since November, analysts have been reducing their estimates of future corporate earnings, and actual profits reported for the January-March quarter were only modestly above those of first-quarter 1997. If corporate earnings growth does not accelerate, stocks may lose some of their allure.

        Health-care stocks were the market's best-performing sector during the period, as a number of hot-selling new drugs and exciting potential therapies heightened interest in pharmaceutical companies. Also, some health-maintenance organization stocks rebounded from depressed levels. The only sectors that didn't post double-digit gains during the half-year were integrated oil companies (up 9.5%) and the "other energy" group, which includes oil-services and exploration firms (down 3.5%). Lower energy prices--a key factor in inflation's good behavior--explained the weakness in energy stocks.

U.S. FIXED-INCOME MARKETS

Fixed-income investors earned the coupon rates on their bonds during the half-year, and saw a modest rise in the prices of their holdings, thanks to declining interest rates. The Lehman Aggregate Bond Index, a good measure of the overall market for taxable bonds, provided a 3.6% return for the six months, bringing its total return over the past 12 months to 10.9%, a superb inflation-adjusted return of 9.5%. The yield on the benchmark 30-year U.S. Treasury bond decreased from 6.15% on October 31, 1997, to 5.95% on April 30. A rate decline of 20 basis points in the face of such strong economic growth was possible because inflation--the enemy of the fixed-income investor--was so weak during the six months.

        Short-term interest rates also declined, although the Federal Reserve Board made no policy changes. The yield on 3-month U.S. Treasury bills fell from 5.20% on October 31 to 4.97% on April 30, at least partly because it became clear that the federal government would run a sizable budget surplus, which will reduce the Treasury's need to borrow and, therefore, lower the supply of new Treasury securities.

INTERNATIONAL EQUITY MARKETS

Europe's stock markets were even hotter than Wall Street during the first half of fiscal 1998, while most Asian markets declined in U.S. dollar terms. Overall, the Morgan Stanley Capital International Europe, Australasia, Far East Index gained 15.6% in U.S. dollar terms. The Index returned 21.3% in local currency terms, but a generally stronger U.S. dollar cut the result for U.S. investors.

        European markets were buoyed by a variety of factors and rose 33.6% in local-currency terms. The dollar's gains against European currencies diminished the return for U.S. investors only slightly to a still-exceptional 29.2%. The markets benefited from signs that the economic slump on the continent is ending, from evidence that corporate managements are adopting a U.S.-style emphasis on adding shareholder value, and from increasing confidence that the planned adoption of the euro--a single European currency--would begin as planned in January 1999.

        The Pacific region's experience was very different. Although some emerging markets (Malaysia, Thailand, South Korea) rebounded from their lows, stock returns for the region on balance fell 8.8% in U.S.-dollar terms. Japan, by far the Pacific Rim's largest market, was beset by economic recession and dropped 10.0%, while Hong Kong fell 9.6%. Investors in Tokyo were decidedly unimpressed with the Japanese government's program for reviving the economy and dealing with the problems of the nation's banking system.

        Emerging markets, as a group, returned 5.6% in dollar terms. Gains in Greece (50.0%), Hungary (30.1%), Brazil (16.6%), and Argentina (13.7%) more than offset weakness in Asian emerging markets, most notably Indonesia (down a stunning 61.4%).

REPORT FROM THE ADVISER

Vanguard Selected Value Portfolio earned a total return of 8.9% during the six months ended April 30, 1998, compared with 14.4% for the average mid-capitalization mutual fund and 16.9% for the Russell Midcap Index.

        Results during the first and second quarters of the fiscal year were starkly different: down 3.4% for the November-January quarter (when the Index gained 3.2%) and up a strong 12.7% in the February-April quarter (when the Index was up 13.2%). Indeed, that very difficult first quarter accounted for a vast majority of the performance differential for the six-month period (and for our one-year and since-inception results).

        As you know, the Selected Value Portfolio is concentrated. That is why three stocks that were victims of "Asian flu" (which we did not anticipate) exerted oversized negative effects on the Portfolio. We believe these effects will be temporary. Although all three companies--Pacific Century Financial (formerly Bank of Hawaii), Harnischfeger Industries, and Silicon Valley Group--are directly or indirectly experiencing the consequences of Asia's economic turmoil, none has large or ongoing vulnerability to the region's troubles. Rather, each commands a superior market position with a diversified business base, outstanding financial strength, greater-than-market growth potential, and, finally, extraordinarily low valuation. The growth opportunities created are likely to prove similar to those created in bank and technology stocks during the difficult period of 1989-1990.

        Of course, not owning certain stocks also can be significant. During the six months and, indeed, for all of the last two years, perhaps our largest underweighting has been in financial services. The financial sector has become the market's largest, representing 18% of the capitalization of the S&P 500 Index and more than 20% of the Russell Midcap Index. Just a few years ago, its role in the Indexes was one-third what it is today. Superior relative performance is responsible for the difference, and there is no secret to how it happened. Although most investors didn't predict it, earnings surged off a depressed base, and valuations did likewise.

        Yet during the period 1989-1990, these were perfect value stocks. Today, profitability in the financial sector is at a 30-year high, and price/earnings multiples are at historic highs. As a result, valuations have expanded dramatically. However, neither current profitability levels nor the resulting P/E multiples are likely to be sustainable, and when they fall, there will be an exaggerated contraction in valuation.

        The notion that stocks with high returns eventually go back to providing normal returns is called "reversion to the mean." We believe this concept is valid. The same holds true for stocks with low returns: When securities analysis is done correctly, low returns that are likely to revert to normal can be identified. This is usually followed by a period of expanding valuation (as was the case for financial stocks from 1991 to 1996), and the result can be powerful. Unfortunately, once a sector benefits from reversion to the mean, this expansion can rarely be duplicated without a negative reversion--a contraction in valuation--occurring first.

INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be obtained by emphasizing medium-size companies with reasonable financial strength whose stocks are out of favor and undervalued by the market, often because of special situations that have temporarily depressed profits.

        Finding value among financial stocks now is very difficult. Even though the financial stocks we owned in recent years (Life Partners Group, First Federal Financial, and American States Financial) have beaten sector returns, our weighting in financial-services stocks averaged only about one-fourth of the sector's weighting in the Russell Midcap Index. As you might expect, the one financial stock we did find recently that meets our requirement--Pacific Century Financial--is not overvalued or over-earning in relation to the market or to the financial sector. Rather, it's in a depressed position, similar to what the entire sector experienced in 1989-1990.

        Again, assuming correct analysis, we believe that buying good businesses whose reversion potential is both positive and high is a low-risk/high-return strategy. It also can require patience . . . sometimes more than we imagine.


Barrow, Hanley, Mewhinney & Strauss, Inc.

May 13, 1998

PERFORMANCE SUMMARY

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely, so an investment in the Portfolio could lose money.

SELECTED VALUE PORTFOLIO
TOTAL INVESTMENT RETURNS: FEBRUARY 15, 1996-APRIL 30, 1998
-------------------------------------------------------------------
                      SELECTED VALUE PORTFOLIO              RUSSELL
                                                             INDEX*
FISCAL           CAPITAL       INCOME         TOTAL           TOTAL
YEAR             RETURN        RETURN        RETURN          RETURN
-------------------------------------------------------------------
1996              0.7%          0.0%           0.7%            8.3%
1997             30.2           0.7           30.9            28.8
1998**            8.4           0.5            8.9            16.9
-------------------------------------------------------------------

 *Russell Midcap Index.

**Six months ended April 30, 1998.

See Financial Highlights table on page 14 for dividend and capital gains information since the Portfolio's inception.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1998*
-----------------------------------------------------------------------------------------------------------------
                                                                                        SINCE INCEPTION
                                             INCEPTION                        -----------------------------------
                                               DATE          1 YEAR           CAPITAL        INCOME         TOTAL
-----------------------------------------------------------------------------------------------------------------
Selected Value Portfolio                     2/15/1996       34.73%           18.05%          0.53%        18.58%
-----------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PORTFOLIO PROFILE
Selected Value Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of April 30, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------------------
                                           SELECTED            RUSSELL
                                              VALUE             MIDCAP
----------------------------------------------------------------------
Number of Stocks                                 30                768
Median Market Cap                             $1.1B              $5.1B
Price/Earnings Ratio                          19.9x              22.6x
Price/Book Ratio                               2.7x               3.2x
Yield                                          0.5%               1.4%
Return on Equity                              11.7%              15.8%
Earnings Growth Rate                           9.0%              15.5%
Foreign Holdings                               3.5%                 --
Turnover Rate                                  24%*                 --
Expense Ratio                                0.68%*                 --
Cash Reserves                                  2.5%                 --

*Annualized.

INVESTMENT FOCUS
----------------------------------------------------------------------

[GRAPH]

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
----------------------------------------------------------------------
Coventry Health Care Inc.                                         4.6%
Kirby Corp.                                                       4.4
Mentor Graphics Corp.                                             4.2
Ferro Corp.                                                       4.2
PacifiCare Health Systems, Inc. Class B                           4.1
Valassis Communications, Inc.                                     4.0
H.B. Fuller Co.                                                   4.0
Canandaigua Brands, Inc. Class A                                  4.0
International Specialty Products, Inc.                            3.9
Magellan Health Services, Inc.                                    3.9
----------------------------------------------------------------------
Top Ten                                                          41.3%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
-----------------------------------------------------------------------------------------------
                                                 APRIL 30, 1997         APRIL 30, 1998
                                               ------------------------------------------------
                                                 SELECTED VALUE  SELECTED VALUE  RUSSELL MIDCAP
                                               ------------------------------------------------
Auto & Transportation                                 9.9%           16.5%            3.8%
Consumer Discretionary                               16.9             9.6            17.4
Consumer Staples                                      3.6             7.7             4.8
Financial Services                                   10.3             3.2            21.6
Health Care                                          10.0            14.9             6.5
Integrated Oils                                       0.0             0.0             1.1
Other Energy                                          6.1             3.9             5.1
Materials & Processing                               16.4            22.6            10.0
Producer Durables                                    23.5            17.3             4.9
Technology                                            3.3             4.3             9.1
Utilities                                             0.0             0.0            13.1
Other                                                 0.0             0.0             2.6
-----------------------------------------------------------------------------------------------

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a portfolio.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a portfolio's net assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalization above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a portfolio's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a portfolio has invested in its ten largest holdings. (The average for stock mutual funds is about 30%). As this percentage rises, a portfolio's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

FINANCIAL STATEMENTS
April 30, 1998 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

        At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
SELECTED VALUE PORTFOLIO                      SHARES            (000)
----------------------------------------------------------------------
COMMON STOCKS (97.5%)
----------------------------------------------------------------------
AUTO & TRANSPORTATION (16.1%)
-  Atlas Air, Inc.                            58,800         $  2,293
   J.B. Hunt Transport Services, Inc.        251,600            8,051
-  Kirby Corp.                               405,500            9,935
-  Lear Corp.                                157,000            8,409
   Polaris Industries, Inc.                  222,400            7,923
                                                           -----------
                                                               36,611
                                                           -----------
CONSUMER DISCRETIONARY (9.3%)
   Dillard's Inc.                            130,800            4,791
   Smith & Nephew PLC                      2,520,200            7,253
-  Valassis Communications, Inc.             234,000            9,185
                                                           -----------
                                                               21,229
                                                           -----------
CONSUMER STAPLES (7.5%)
-  Canandaigua Brands, Inc.
     Class A                                 171,900            9,003
   International Flavors &
     Fragrances, Inc.                        163,900            8,021
                                                           -----------
                                                               17,024
                                                           -----------
ENERGY (3.8%)
   Vastar Resources, Inc.                    183,100            8,709
                                                           -----------
FINANCIAL SERVICES (3.1%)
-  Annuity and Life Re
     (Holdings), Ltd.                         27,400              654
   Pacific Century Financial Corp.           261,600            6,458
                                                           -----------
                                                                7,112
                                                           -----------
HEALTH CARE (14.5%)
-  Coventry Health Care Inc.                 619,400           10,491
-  Magellan Health Services, Inc.            318,400            8,836
-  PacifiCare Health Systems, Inc.
     Class B                                 131,100            9,390
-  Syncor International Corp.                243,600            4,415
                                                           -----------
                                                               33,132
                                                           -----------
MATERIALS & PROCESSING (22.1%)
   Ferro Corp.                               333,550            9,610
   H.B. Fuller Co.                           143,900            9,030
-  International Specialty
     Products, Inc.                          444,700            8,866
   MacMillan Bloedel Ltd.                    546,069            7,850
   Quanex Corp.                              261,600            7,668
   RPM Inc. (Ohio)                           425,150            7,334
                                                           -----------
                                                               50,358
                                                           -----------
PRODUCER DURABLES (16.9%)
   Harnischfeger Industries Inc.             222,400            6,283
   Pall Corp.                                206,600            4,054
   Raychem Corp.                             170,500            6,852
-  Silicon Valley Group, Inc.                392,400            7,456
   Snap-On Inc.                              201,600            8,530
   Stewart & Stevenson
     Services, Inc.                          235,600            5,242
                                                           -----------
                                                               38,417
                                                           -----------
TECHNOLOGY (4.2%)
-  Mentor Graphics Corp.                     915,600            9,614
                                                           -----------
----------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $185,780)                                            222,206
----------------------------------------------------------------------

----------------------------------------------------------------------
                                                FACE           MARKET
                                              AMOUNT           VALUE*
                                               (000)            (000)
----------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (2.4%)
----------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.51%, 5/1/1998
   (COST $5,350)                              $5,350         $  5,350
----------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
   (COST $191,130)                                            227,556
----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
----------------------------------------------------------------------
Other Assets--Note C                                              709
Liabilities                                                      (428)
                                                           -----------
                                                                  281
----------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------
Applicable to 16,811,042 outstanding
   $.001 par value shares
   (authorized 250,000,000 shares)                           $227,837
======================================================================

NET ASSET VALUE PER SHARE                                      $13.55
======================================================================

*See Note A in Notes to Financial Statements.

-Non-Income-Producing Security.

----------------------------------------------------------------------

                                              AMOUNT              PER
                                               (000)            SHARE
----------------------------------------------------------------------
AT APRIL 30, 1998, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------
Paid in Capital                             $188,723           $11.23
Undistributed Net
  Investment Income                              258              .02
Accumulated Net Realized Gains                 2,430              .14
Unrealized Appreciation--Note E               36,426             2.16
----------------------------------------------------------------------
NET ASSETS                                  $227,837           $13.55
======================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

----------------------------------------------------------------------------------------------------------------
                                                                                       SELECTED VALUE PORTFOLIO
                                                                                SIX MONTHS ENDED APRIL 30, 1998
                                                                                                          (000)
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
     Dividends                                                                                        $     856
     Interest                                                                                               289
                                                                                                    ------------
          Total Income                                                                                    1,145
                                                                                                    ------------
EXPENSES
     Investment Advisory Fees--Note B
          Basic Fee                                                                                         389
          Performance Adjustment                                                                           (148)
     The Vanguard Group--Note C
          Management and Administrative                                                                     372
          Marketing and Distribution                                                                         29
     Taxes (other than income taxes)                                                                          7
     Custodian Fees                                                                                          10
     Auditing Fees                                                                                            5
     Shareholders' Reports                                                                                   22
     Annual Meeting and Proxy Costs                                                                           3
                                                                                                    ------------
          Total Expenses                                                                                    689
----------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                       456
----------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                                                           2,462
----------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES                                15,102
----------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                    $18,020
================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Portfolio's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-----------------------------------------------------------------------------------------------------------------------
                                                                                       SELECTED VALUE PORTFOLIO
                                                                                ---------------------------------------
                                                                                   SIX MONTHS                     YEAR
                                                                                        ENDED                    ENDED
                                                                                APR. 30, 1998            OCT. 31, 1997
                                                                                        (000)                    (000)
-----------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
     Net Investment Income                                                           $    456                 $    787
     Realized Net Gain                                                                  2,462                    6,810
     Change in Unrealized Appreciation (Depreciation)                                  15,102                   22,843
                                                                                ---------------------------------------
          Net Increase in Net Assets Resulting from Operations                         18,020                   30,440
                                                                                ---------------------------------------
DISTRIBUTIONS
     Net Investment Income                                                               (741)                    (568)
     Realized Capital Gain                                                             (6,818)                  (1,042)
                                                                                ---------------------------------------
          Total Distributions                                                          (7,559)                  (1,610)
                                                                                ---------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
     Issued                                                                            47,423                  106,636
     Issued in Lieu of Cash Distributions                                               7,233                    1,544
     Redeemed                                                                         (27,192)                 (39,764)
                                                                                ---------------------------------------
          Net Increase from Capital Share Transactions                                 27,464                   68,416
-----------------------------------------------------------------------------------------------------------------------
     Total Increase                                                                    37,925                   97,246
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Period                                                              189,912                   92,666
                                                                                ---------------------------------------
     End of Period                                                                   $227,837                 $189,912
=======================================================================================================================

(1)Shares Issued (Redeemed)
     Issued                                                                             3,707                    8,742
     Issued in Lieu of Cash Distributions                                                 610                      143
     Redeemed                                                                          (2,133)                  (3,458)
                                                                                ---------------------------------------
          Net Increase in Shares Outstanding                                            2,184                    5,427
=======================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

        The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Finally, the table lists the Portfolio's Average Commission Rate Paid, a disclosure required by the Securities and Exchange Commission beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                           SELECTED VALUE PORTFOLIO
                                                                                ------------------------------------------------
                                                                                   SIX MONTHS             YEAR
FOR A SHARE OUTSTANDING                                                                 ENDED            ENDED      FEB. 15* TO
THROUGHOUT EACH PERIOD                                                          APR. 30, 1998    OCT. 31, 1997    OCT. 31, 1996
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                   $12.98           $10.07           $10.00
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                                                .03              .06              .04
     Net Realized and Unrealized Gain (Loss) on Investments                              1.05             3.02              .03
                                                                                ------------------------------------------------
          Total from Investment Operations                                               1.08             3.08              .07
                                                                                ------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                                                (.05)            (.06)              --
     Distributions from Realized Capital Gains                                           (.46)            (.11)              --
                                                                                ------------------------------------------------
          Total Distributions                                                            (.51)            (.17)              --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                         $13.55           $12.98           $10.07
================================================================================================================================

TOTAL RETURN                                                                            8.88%           30.92%            0.70%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                                                $228             $190              $93
     Ratio of Total Expenses to Average Net Assets                                    0.68%**            0.74%          0.75%**
     Ratio of Net Investment Income to Average Net Assets                             0.45%**            0.60%          0.75%**
     Portfolio Turnover Rate                                                            24%**              32%              25%
     Average Commission Rate Paid                                                      $.0497           $.0569           $.0537
--------------------------------------------------------------------------------------------------------------------------------

 * Commencement of operations.

** Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Selected Value Portfolio is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Portfolio consistently follows such policies in preparing its financial statements.

        1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value.

        2. FEDERAL INCOME TAXES: The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

        3. REPURCHASE AGREEMENTS: The Portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

        4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

        5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, Inc., provides investment advisory services to the Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Russell Midcap Index. For the six months ended April 30, 1998, the advisory fee represented an effective annual basic rate of 0.38% of the Portfolio's average net assets before a decrease of $148,000 (0.15%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Portfolio under methods approved by the Board of Directors. At April 30, 1998, the Portfolio had contributed capital of $13,000 to Vanguard (included in Other Assets), representing 0.1% of Vanguard's capitalization. The Portfolio's Directors and officers are also Directors and officers of Vanguard.

D. During the six months ended April 30, 1998, the Portfolio purchased $49,744,000 of investment securities and sold $23,061,000 of investment securities, other than temporary cash investments.

E. At April 30, 1998, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $36,426,000, consisting of unrealized gains of $42,854,000 on securities that had risen in value since their purchase and $6,428,000 in unrealized losses on securities that had fallen in value since their purchase.

DIRECTORS AND OFFICERS

JOHN C. BOGLE
Senior Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MacLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DiSTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MacKINNON
Managing Director, Fixed Income Group.

F. WILLIAM McNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company
        is the owner of trademarks and copyrights relating to the Russell
         Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of
                              Wilshire Associates.

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Q9342-4/1998

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All rights reserved.

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